EXHIBIT 10.1

TRANCHE D TERM LOAN AGREEMENT

dated as of

August 12, 2004

LAMAR MEDIA CORP.

JPMORGAN SECURITIES INC.
as Sole Lead Arranger and Sole Bookrunner

JPMORGAN CHASE BANK,
as Administrative Agent

TRANCHE D TERM LOAN AGREEMENT

          TRANCHE D TERM LOAN AGREEMENT dated as of August 12, 2004 between LAMAR MEDIA CORP. (the “Borrower”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”), the TRANCHE D TERM LOAN LENDERS party hereto (including each Tranche D Lender as defined below that becomes a party hereto pursuant to a Lender Addendum as defined below and JPMORGAN CHASE BANK, as Administrative Agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

          The Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, as the Administrative Agent, are parties to a Credit Agreement dated as of March 7, 2003 (as heretofore amended, the “Credit Agreement”).

          Section 2.01(d) of the Credit Agreement (as heretofore amended) contemplates that at any time and from time to time, the Borrower may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement) offer to enter into commitments to make (or, as provided herein, to convert Tranche C Term Loans into) Incremental Loans under and as defined in said Section 2.01(d), subject to the conditions specified in said Section 2.01(d). The Borrower has now requested that $550,000,000 in aggregate principal amount of Incremental Loans under said Section 2.01(d) be made available to it in a single series of term loans. The Tranche D Lenders (as defined below) are willing to make (or to convert Tranche C Term Loans into) such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

          Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

     “Lender Addendum” means, with respect to any Tranche D Lender, a Lender Addendum substantially in form of Annex 1 hereto, dated as of the date hereof and executed and delivered by such Tranche D Lender as provided in Section 2.05.

     “Tranche D Term Loan” means a Loan made (or, as provided herein, converted from Tranche C Term Loans) pursuant to this Agreement which shall constitute a single Series of Incremental Loans under Section 2.01(d) of the Credit Agreement.

     “Tranche D Commitment” means, with respect to each Tranche D Lender, the commitment of such Lender to make Tranche D Term Loans hereunder (or, as provided herein, to convert Tranche C Term Loans into Tranche D Terms Loans hereunder). The amount of each Tranche D Lender’s Tranche D Commitment is set forth in the Lender Addendum executed and delivered by such Tranche D Lender. The aggregate original amount of the Tranche D Commitments is $550,000,000.

     “Tranche D Term Loan Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Tranche D Lenders).

     “Tranche D Lender” means (a) on the date hereof, a Lender that has executed and delivered a Lender Addendum and (b) thereafter, the Lenders from time to time holding Tranche D Commitments or Tranche D Term Loans after giving effect to any assignments thereof pursuant to Section 10.04 of the Credit Agreement.

ARTICLE II

TRANCHE D TERM LOANS

          Section 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche D Lender agrees to make Tranche D Term Loans to the Borrower (or, as provided below, to convert Tranche C Term Loans), in an aggregate principal amount equal to such Tranche D Lender’s Tranche D Commitment. Proceeds of Tranche D Term Loans shall be available solely for application to the prepayment of the outstanding principal of and accrued and unpaid interest on the Tranche C Term Loans.

          Notwithstanding the foregoing, it is understood and agreed that any Tranche D Lender that also holds any Tranche C Term Loans may elect, by notice to the Administrative Agent, that the Tranche D Term Loans required to be made by such Lender on the Amendment No. 2 Effective Date shall, to the extent of the portion of such Tranche D Term Loans not exceeding the aggregate principal amount of the Tranche C Term Loans of such Lender, be made through such Tranche C Term Loans being converted into Tranche D Term Loans (and each reference in this Agreement or the Credit Agreement to the “making” of any Tranche D Term Loan, or words of similar import, shall in the case of such Lender be deemed to include such conversion). Without limiting the generality of the foregoing, it is understood that the Tranche D Term Loans into which the Tranche C Term Loans are so converted shall be treated identically to the Tranche D Terms Loans being funded (and not being converted from Tranche C Term Loans) on the Tranche D Term Loan Effective Date and shall have identical Interest Periods in identical proportions and durations as all other Tranche D Loans (and, for these purposes, any Interest Periods for Tranche C Term Loans that are Eurodollar Loans in effect on the Tranche D Term Loan Effective Date shall be terminated on the Tranche D Term Loan Effective Date, and any such converting Lender shall be paid accrued interest on its Tranche C Term Loans being so converted, together with any amounts payable under Section 2.14 of the Credit Agreement, as if the Tranche C Term Loans were being prepaid in full on the Tranche D Term Loan Effective Date).

          Section 2.02. Termination of Commitments. Unless previously terminated, the Tranche D Commitments shall terminate after the Borrowing of the Tranche D Term Loans on the Tranche D Term Loan Effective Date.

          Section 2.03. Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Tranche D Lenders the principal of the Tranche D Term Loans in twenty-two installments payable on the Principal Payment Dates as follows:

Principal Payment Date:	Amount of Installment:
March 31, 2005	$1,375,000
June 30, 2005	$1,375,000
September 30, 2005	$1,375,000
December 31, 2005	$1,375,000
March 31, 2006	$1,375,000
June 30, 2006	$1,375,000
September 30, 2006	$1,375,000
December 31, 2006	$1,375,000
March 31, 2007	$1,375,000
June 30, 2007	$1,375,000
September 30, 2007	$1,375,000
December 31, 2007	$1,375,000
March 31, 2008	$1,375,000
June 30, 2008	$1,375,000
September 30, 2008	$1,375,000
December 31, 2008	$1,375,000
March 31, 2009	$1,375,000
June 30, 2009	$1,375,000
September 30, 2009	$1,375,000
December 31, 2009	$1,375,000
March 31, 2010	$261,250,000
June 30, 2010	$261,250,000

          Notwithstanding the foregoing, if on any date (the “Test Date”), the maturity date for any then-outstanding Senior Subordinated Notes, New Senior Subordinated Notes or New Senior Notes, or of any other convertible notes or notes offered and sold publicly or under Rule 144A (other than the Senior Secured Notes) shall fall within six months of the Test Date then the Tranche D Term Loans shall be paid in full on the date that is three months after the Test Date, provided that the foregoing shall not apply if the Required Tranche D Lenders shall elect otherwise at any time prior to the Test Date.

          Section 2.04. Applicable Rate. The Applicable Rate means, in the case of Tranche D Term Loans, for any day, 0.75% with respect to any Base Rate Loan and 1.75% with respect to any Eurodollar Loan.

          Section 2.05. Delivery of Lender Addenda. Each Tranche D Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Tranche D Lender, the Borrower and the Administrative Agent.

          Section 2.06. Status of Agreement. Tranche D Commitments of each Tranche D Lender constitute Incremental Loan Commitments and each Tranche D Lender constitutes an Incremental Loan Lender, in each case under and for all purposes of the Credit Agreement. The Tranche D Term Loans constitute a single “Series” of Incremental Loans under Section 2.01(d) of the Credit Agreement.

ARTICLE III

REPRESENTATION AND WARRANTIES; NO DEFAULTS

          The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent as to itself and each of its subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default or Event of Default has occurred and is continuing.

ARTICLE IV

CONDITIONS

          The obligations of the Tranche D Lenders to make (or, as provided herein, to convert Tranche C Term Loans into) the Tranche D Term Loans is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Tranche D Lenders):

     (a) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

     (b) Opinion of Counsel to Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Tranche D Lenders and dated the Tranche D Term Loan Effective Date) of Kean, Miller, Hawthorne, D’Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, substantially in the form of Annex 2 (and each Credit Party hereby requests such counsel to deliver such opinion).

     (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to the Administrative Agent and the Tranche D Lenders and dated the Tranche D Term Loan Effective Date) of Special Counsel, substantially in the form of Annex 3 (and the Administrative Agent hereby requests Special Counsel to deliver such opinion).

     (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the Borrowings hereunder and any other legal matters relating to the Credit Parties, the Credit Agreement or this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

     (e) Notes. The Administrative Agent (or Special Counsel) shall have received for each Tranche D Lender that shall have requested a promissory note at least one Business Day prior to the Tranche D Term Loan Effective Date, a duly completed and executed promissory note for such Lender.

     (f) Fees and Expenses. JPMorgan Securities Inc. shall have received all fees and other amounts due and payable on or prior to the Tranche D Term Loan Effective Date,

including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

     (g) Prepayment of Tranche C Term Loans. The principal of and interest on and all other amounts (including any amounts payable under Section 2.14 of the Credit Agreement) owing in respect of the Tranche C Term Loans shall have been (or shall be concurrently) prepaid in full from funds available to the Borrower and the proceeds of the Tranche D Term Loans.

     (h) Additional Conditions. Each of the conditions precedent set forth in Sections 5.02 and 5.03 of the Credit Agreement to the making of (or, as provided herein, to converting Tranche C Term Loans into) Tranche D Term Loans on the Tranche D Term Loan Effective Date shall have been satisfied, and the Administrative Agent (or Special Counsel) shall have received a certificate to such effect, dated the Tranche D Term Loan Effective Date and signed by the President, Vice President or a Financial Officer of the Borrower.

ARTICLE V

MISCELLANEOUS

          SECTION 5.01. Expenses. The Credit Parties jointly and severally agree to pay, or reimburse JPMorgan Securities Inc. for paying, all reasonable out-of-pocket expenses incurred by JPMorgan Securities Inc. and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Incremental Loans provided for herein and the preparation of this Agreement.

          SECTION 5.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 5.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          SECTION 5.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LAMAR MEDIA CORP.

By:	/s/	Keith Istre

Title:

SUBSIDIARY GUARANTORS

LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
LAMAR TEXAS GENERAL PARTNER, INC.
TLC PROPERTIES, INC.
TLC PROPERTIES II, INC.
LAMAR PENSACOLA TRANSIT, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
NEBRASKA LOGOS, INC.
OHIO LOGOS, INC.
UTAH LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
MINNESOTA LOGOS, INC.
MICHIGAN LOGOS, INC.
FLORIDA LOGOS, INC.
NEVADA LOGOS, INC.
TENNESSEE LOGOS, INC.
KANSAS LOGOS, INC.
COLORADO LOGOS, INC.
NEW MEXICO LOGOS, INC.
CANADIAN TODS LIMITED
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ELECTRICAL, INC.
AMERICAN SIGNS, INC.
LAMAR OCI NORTH CORPORATION
LAMAR OCI SOUTH CORPORATION
LAMAR ADVERTISING OF KENTUCKY, INC.
LAMAR FLORIDA, INC.
LAMAR ADVAN, INC.
LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
LAMAR CENTRAL OUTDOOR, INC.
LAMAR ADVANTAGE HOLDING COMPANY

LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR BENCHES, INC.
LAMAR I-40 WEST, INC.
LAMAR ADVERTISING OF OKLAHOMA, INC.
LAMAR OKLAHOMA HOLDING COMPANY, INC.
HARDIN DEVELOPMENT CORPORATION
PARSONS DEVELOPMENT COMPANY
REVOLUTION OUTDOOR ADVERTISING, INC.
OUTDOOR MARKETING SYSTEMS, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR DOA TENNESSEE HOLDINGS, INC.
LAMAR DOA TENNESSEE, INC.
TRANS WEST OUTDOOR ADVERTISING, INC.
PREMERE OUTDOOR, INC.
HAM DEVELOPMENT CORPORATION
10 OUTDOOR ADVERTISING, INC.
LAMAR CALIFORNIA ACQUISITION CORPORATION
LAMAR CANADIAN OUTDOOR COMPANY

By:	/s/	Keith Istre

Keith A. Istre Vice President -Finance and Chief Financial Officer

MISSOURI LOGOS, LLC
KENTUCKY LOGOS, LLC
OKLAHOMA LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.LC.
DELAWARE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
GEORGIA LOGOS, LLC
VIRGINIA LOGOS, LLC
MAINE LOGOS, L.L.C.
WASHINGTON LOGOS, L.L.C.

By: Interstate Logos, L.L.C. Its: Managing Member By: Lamar Media Corp., Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

INTERSTATE LOGOS, L.L.C.

By: Lamar Media Corp., Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

LAMAR ADVERTISING OF PENN, LLC LAMAR ADVERTISING OF LOUISIANA, L.L.C. LAMAR TENNESSEE, L.L.C. LAMAR AIR, L.L.C. LC BILLBOARD, L.L.C. ADVANTAGE ADVERTISING, LLC

By: The Lamar Company, L.L.C. Its: Managing Member By: Lamar Media Corp. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

THE LAMAR COMPANY, L.L.C.

By: Lamar Media Corp., Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By: Lamar Texas General Partner, Inc. Its: General Partner

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

TLC PROPERTIES, L.L.C. TLC FARMS, L.L.C.

By: TLC Properties, Inc. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC
TRANSIT AMERICA LAS VEGAS, L.L.C.
LAMAR TRANSIT ADVERTISING OF NEW ORLEANS, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By: Triumph Outdoor Holdings, LLC
Its: Managing Member
By: Lamar Central Outdoor, Inc.
Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

TRIUMPH OUTDOOR HOLDINGS, LLC LAMAR ADVANTAGE GP COMPANY, LLC LAMAR ADVANTAGE LP COMPANY, LLC By: Lamar Central Outdoor, Inc. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President - Finance and Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P. By: Lamar Advantage GP Company, LLC Its: General Partner By: Lamar Central Outdoor, Inc. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President-Finance and Chief Financial Officer

LAMAR T.T.R., L.L.C. By: Lamar Advertising of Youngstown, Inc. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President-Finance and Chief Financial Officer

TEXAS LOGOS, L.P. By: Oklahoma Logos, L.L.C. Its: General Partner By: Interstate Logos, L.L.C. Its: Managing Member By: Lamar Media Corp. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President-Finance and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C. By: Outdoor Marketing Systems, Inc. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President-Finance and Chief Financial Officer

STOKELY AD AGENCY, L.L.C. By: Lamar Central Outdoor, Inc. Its: Managing Member

By:	/s/	Keith Istre

Keith A. Istre Vice President-Finance and Chief Financial Officer

JPMORGAN CHASE BANK, as Administrative Agent

By:	/s/ Joan M. Fitzgibbon

Name: Joan M. Fitzgibbon Title: Managing Director

          By its signature below, the undersigned hereby consents to the foregoing Tranche D Term Loan Agreement and confirms that the Tranche D Term Loans shall constitute “Guaranteed Obligations” under and as defined in the Holdings Guaranty and Pledge Agreement and shall be entitled to the benefits of the Guarantee and security provided under the Holdings Guaranty and Pledge Agreement.

LAMAR ADVERTISING COMPANY

By:	/s/ Keith Istre

Name:
Title: